                            SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                               OC Financial, Inc.
              ----------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


              ----------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ]  $500 per each party to the controversy pursuant to Exchange Act
     Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1) Title of each class of securities to which transaction applies:

         _______________________________________________________________________

      2) Aggregate number of securities to which transaction applies:

         _______________________________________________________________________

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         _______________________________________________________________________

         4) Proposed maximum aggregate value of transaction:

         _______________________________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:


2) Form, Schedule or Registration Statement No.:


3) Filing Party:


4) Date Filed:

                            [OC FINANCIAL LETTERHEAD]



March 10, 2006

Dear Stockholder:

        We cordially invite you to attend the first Annual Meeting of Stockholders of OC Financial, Inc. (the "Company"). The Company is the holding company of Ohio Central Savings, and our common stock is traded on the Over the Counter Bulletin Board under the symbol "OCFL." The Annual Meeting will be held at the office of Ohio Central Savings, located at 6033 Perimeter Drive in Dublin, Ohio, at 10:00 a.m., Ohio Time, on April 19, 2006.

        The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the Annual Meeting we will also report on the operations of the Company. Directors and officers of the Company, will be present to respond to any questions that stockholders may have.

        The Annual Meeting is being held so that stockholders may consider the election of directors, the approval of the 2006 OC Financial, Inc. Stock-Based Incentive Plan, and the ratification of the appointment of Beard Miller Company LLP as the Company's independent registered public accounting firm for fiscal year 2006. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends that you elect the two recommended nominees as directors and vote "FOR" each other matter to be considered at the Annual Meeting.

        On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting. Your vote is important, regardless of the number of shares that you own.

                                       Sincerely,

                                       /s/ Robert W. Hughes

                                       Robert W. Hughes
                                       Chairman, President and Chief Executive
                                       Officer

                               OC FINANCIAL, INC.
                              6033 PERIMETER DRIVE
                               DUBLIN, OHIO 43017
                                 (614) 761-2302

                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held On April 19, 2006

        Notice is hereby given that the Annual Meeting of Stockholders of OC Financial, Inc. (the "Company") will be held at the office of Ohio Central Savings, located at 6033 Perimeter Drive in Dublin, Ohio, on April 19, 2006 at 10:00 a.m., Ohio Time.

        A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

        The Annual Meeting is for the purpose of considering and acting upon:

        1.      The election of two directors to the Board of Directors;

        2.      The approval of the 2006 OC Financial, Inc. Stock-Based
                Incentive Plan;

        3. The ratification of the appointment of Beard Miller Company LLP as the independent registered public accounting firm for the Company for the fiscal year ending September 30, 2006; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

        Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on February 28, 2006, are the stockholders entitled to vote at the Annual Meeting, and at any adjournments thereof. A list of stockholders entitled to vote at the Annual Meeting will be available at 6033 Perimeter Drive, Dublin, Ohio, for a period of ten days prior to the Annual Meeting and will also be available for inspection at the meeting itself.

        EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

                                         By Order of the Board of Directors

                                         /s/ Diane M. Gregg

                                         Diane M. Gregg
                                         Secretary
March 10, 2006

--------------------------------------------------------------------------------
A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                               OC FINANCIAL, INC.
                              6033 PERIMETER DRIVE
                               DUBLIN, OHIO 43017
                                 (614) 761-2302

                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 19, 2006

        This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of OC Financial, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Annual Meeting"), which will be held at the office of Ohio Central Savings, located at 6033 Perimeter Drive in Dublin, Ohio, on April 19, 2006, at 10:00 a.m., Ohio Time, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about March 10, 2006.

--------------------------------------------------------------------------------
                              REVOCATION OF PROXIES
--------------------------------------------------------------------------------

        Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. WHERE NO INSTRUCTIONS ARE INDICATED, VALIDLY EXECUTED PROXIES WILL BE VOTED "FOR" THE PROPOSALS SET FORTH IN THIS PROXY STATEMENT. IF ANY OTHER MATTERS ARE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED IN THE ACCOMPANYING PROXY WILL VOTE THE SHARES REPRESENTED BY SUCH PROXIES ON SUCH MATTERS IN SUCH MANNER AS SHALL BE DETERMINED BY A MAJORITY OF THE BOARD OF DIRECTORS.

        A proxy may be revoked at any time prior to its exercise by sending written notice of revocation to the Secretary of the Company at the address shown above, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting. The presence at the Annual Meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

--------------------------------------------------------------------------------
                 VOTING PROCEDURES AND METHODS OF COUNTING VOTES
--------------------------------------------------------------------------------

        Holders of record of the Company's common stock, par value $0.01 per share, as of the close of business on February 28, 2006 (the "Record Date") are entitled to one vote for each share then held. As of the Record Date, the Company had 560,198 shares of common stock issued and outstanding. The presence in person or by proxy of a majority of the total number of shares of common stock outstanding and entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

        In accordance with the provisions of the Company's Articles of Incorporation, record holders of common stock who beneficially own in excess of 10% of the outstanding shares of common stock (the "Limit") are not entitled to any vote with respect to the shares held in excess of the Limit.

        As to the election of directors, the Proxy Card being provided by the Board of Directors enables a stockholder to vote FOR the election of the two nominees proposed by the Board, or to WITHHOLD AUTHORITY to vote for the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which authority to vote for the nominees being proposed is withheld.

        As to the approval of the 2006 OC Financial, Inc. Stock-Based Incentive Plan (the "Incentive Plan"), by checking the appropriate box, a stockholder may:
(i) vote FOR the approval of the Incentive Plan; (ii) vote AGAINST the approval of the Incentive Plan; or (iii) ABSTAIN from voting on the approval of the Incentive Plan. The approval of this matter requires the affirmative vote of a majority of the total shares present and voting, in each case without regard to broker non-votes or proxies marked ABSTAIN.

        As to the ratification of Beard Miller Company LLP as the Company's independent registered public accounting firm, by checking the appropriate box, a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on the ratification. The ratification of this matter shall be determined by a majority of the shares present and voting, without regard to broker non-votes or proxies marked ABSTAIN.

        Proxies solicited hereby will be returned to the Company and will be tabulated by an Inspector of Election designated by the Board of Directors of the Company.

--------------------------------------------------------------------------------
                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
--------------------------------------------------------------------------------

        Persons and groups who beneficially own in excess of 5% of the common stock are required to file certain reports with the Securities and Exchange Commission (the "SEC") regarding such ownership. The following table sets forth, as of the Record Date, the shares of common stock beneficially owned by each person who was the beneficial owner of more than 5% of the Company's outstanding shares of common stock, and all directors and executive officers of the Company as a group.

                                              AMOUNT OF SHARES
                                              OWNED AND NATURE      PERCENT OF SHARES
         NAME AND ADDRESS OF                    OF BENEFICIAL        OF COMMON STOCK
          BENEFICIAL OWNERS                     OWNERSHIP (1)          OUTSTANDING
       -----------------------               -------------------   --------------------
PRINCIPAL STOCKHOLDERS:

Robert W. Hughes                                      29,979                5.4%
6033 Perimeter Drive
Dublin, Ohio 43017

Thomas H. Lagos                                       52,850                9.4%
750 Shrine Road
Springfield, Ohio 45504

Lance S. Gad(3)                                       52,000                9.3%
            ---
1250 Fence Row Drive
Fairfield, Connecticut 06430

OC Financial Employee Stock Ownership Plan            44,815                8.0%
6033 Perimeter Drive
Dublin, Ohio 43017

All Directors and Executive Officers                 152,776               27.3%
as a group (8 persons)

--------------------
(1) For purposes of this table, a person is deemed to be the beneficial owner of shares of common stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares, and "investment power" is the power to dispose of or direct the disposition of shares. The table includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power.
(2) The Company's executive officers and directors are also executive officers and directors of Ohio Central Savings.
(3)     Based upon Schedule 13G, dated April 27, 2005, filed on behalf of Lance
        S. Gad.

--------------------------------------------------------------------------------
                        PROPOSAL 1--ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

        The Company's Board of Directors consists of seven members, and is divided into three classes, with one class of directors elected each year. Directors of the Company are generally elected to serve for a three-year period and until their respective successors have been elected and qualified. Two directors will be elected at the Annual Meeting, each to serve for a three-year period and until his successor has been elected and shall qualify. The Board of Directors has nominated Nils C. Muladore and Michael B. Bowman for election as directors at the Annual Meeting.

        The table below sets forth certain information as of February 28, 2006 regarding the composition of the Company's Board of Directors, including the terms of office of Board members, and information regarding the executive officers of the Company and of Ohio Central Savings, the Company's principal operating subsidiary. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Annual Meeting for the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees would be unable to serve if elected. Except as indicated herein, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES LISTED IN THIS PROXY STATEMENT.

                                                                                                 SHARES OF
                                                                                               COMMON STOCK
                                                                                               BENEFICIALLY
                                            POSITIONS            DIRECTOR    CURRENT TERM     OWNED ON RECORD    PERCENT OF
         NAME(1)           AGE(4)              HELD              SINCE(2)      TO EXPIRE           DATE(3)          CLASS
------------------------  --------  --------------------------  -----------  --------------  -----------------  -------------

                                                          NOMINEES

Nils C. Muladore             48             Director                1992          2006              9,176            1.6
Michael B. Bowman            51             Director                1991          2006              3,003            0.5

                                                          DIRECTORS

Diane M. Gregg               38          Director, Vice             2004          2007             20,268            3.6
                                      President and Chief
                                       Operating Officer
Christopher L. Lardiere      50             Director                2004          2007             27,500            4.9
Robert W. Hughes             47      Chairman, President and        1998          2008             29,979            5.4
                                        Chief Executive
                                            Officer
Thomas H. Lagos              56             Director                2004          2008             52,850            9.4
Thomas J. Parliment          59             Director                2004          2008             10,000            1.8

                                              EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Danny E. Hosler                      Vice president and Chief        N/A           N/A                  0             --
                                        Financial Officer

All directors and                                                                                 152,776 (5)       27.3%
executive officers as a
group (8 persons)

----------------------------
(1) The mailing address for each person listed is 6033 Perimeter Drive, Dublin, Ohio 43017. Each of the persons listed is also a director of Ohio Central Savings.
(2) Reflects initial appointment to the Board of Directors of the mutual predecessor to Ohio Central Savings and its predecessor, Ohio Central Federal Credit Union.
(3) See definition of "beneficial ownership" in the table "Security Ownership of Certain Beneficial Owners."
(4)     As of September 30, 2005.
(5) Includes 479 shares and 268 shares of common stock allocated to the accounts of Mr. Hughes and Ms. Gregg, respectively, under Ohio Central Saving's ESOP. Under the terms of the ESOP, shares of common stock allocated to the accounts of employees are voted in accordance with the instructions of the respective employees. Unallocated shares are voted by the ESOP trustee in the manner calculated to most accurately reflect the instructions it has received from the participants regarding the allocated shares, unless its fiduciary duties require otherwise.

        The principal occupation during the past five years of each director, nominee for director and executive officer of the Company is set forth below. All such persons have held their present positions for five years unless otherwise stated.

DIRECTORS

        NILS C. MULADORE. Mr. Muladore has been employed by Online Computer Library Center, Inc., Dublin, Ohio, in various capacities since 1985 and has served as the Assistant Controller of the company since 1987.

        MICHAEL B. BOWMAN. Mr. Bowman has been employed by Wendy's International, Dublin, Ohio, in various capacities since 1978 and has served as the Director of Tax since 1999.

        DIANE M. GREGG. Ms. Gregg has been employed at Ohio Central Savings and its predecessor, Ohio Central Federal Credit Union, since 1989 and served as Vice President and Chief Operating Officer since 1989.

        CHRISTOPHER L. LARDIERE. Mr. Lardiere is a partner in the law firm of Kemp, Schaeffer, Rowe & Lardiere, Co., L.P.A, Columbus, Ohio where he has practiced law since 1983.

        ROBERT W. HUGHES. Mr. Hughes has served as President and Chief Executive Officer of Ohio Central Savings and its predecessor, Ohio Central Federal Credit Union, since 1989.

        THOMAS H. LAGOS. Mr. Lagos is a partner in the law firm of Lagos & Lagos, P.L.L., Springfield, Ohio, where he has practiced law since 1972. Mr. Lagos is also a principal in various commercial and real estate development firms.

        THOMAS J. PARLIMENT. Mr. Parliment is a managing director of Farin & Associates, an asset liability management consulting firm located in Madison, Wisconsin. He is also the president of Parliment Consulting, located in Key West, Florida, which he founded in 1990. The firm specializes in financial institution asset liability management consulting.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

        The business experience for at least the past five years for the executive officer of the Company who does not serve as a director, is set forth below.

        DANNY E. HOSLER. Mr. Hosler was named Vice President and Chief Financial Officer in February 2006. Mr. Hosler was Chief Financial Officer and then later Vice President, Compliance Officer and Loan Operations Manager of United Midwest Savings Bank, DeGraff, Ohio. In these positions, Mr. Hosler was responsible for overseeing the financial reporting by the bank along with managing loan operations and regulatory compliance. Mr. Hosler has seventeen years of experience in accounting, financial services and compliance.

OWNERSHIP REPORTS BY OFFICERS AND DIRECTORS

        The common stock of the Company is registered with the SEC pursuant to
Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Officers and directors of the Company and beneficial owners of greater than 10% of the Company's common stock ("10% beneficial owners") are required to file reports on Forms 3, 4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the common stock. SEC rules require disclosure in the Company's Proxy Statement or Annual Report on Form 10-KSB of the failure of an officer, director or 10% beneficial owner of the Company's common stock to file a Form 3, 4, or 5 on a timely basis. Based on the Company's review of such ownership reports, the Company believes that no officer or director of the Company failed to timely file such ownership reports for the fiscal year ended September 30, 2005.

BOARD INDEPENDENCE

        The Board of Directors has determined that, except for Mr. Hughes and Ms. Gregg, each member of the Board is an "independent director" within the meaning of the NASDAQ corporate governance listing standards. Mr. Hughes is not considered independent because he serves as President and Chief Executive Officer of the Company and of Ohio Central Savings. Ms. Gregg is not considered independent because she is the Vice President and Chief Operating Officer of the Company and Ohio Central Savings.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

        GENERAL. The business of the Company is conducted at regular and special meetings of the full Board and its standing committees. The standing committees include the Governance/Nominating Committee, the Audit Committee and the Compensation Committee. During the year ended September 30, 2005, the Board of Directors held 12 regular meetings and five special meetings. No member of the Board or any committee thereof attended fewer than 75% of said meetings. Executive sessions of independent directors are held on a regularly scheduled basis.

        GOVERNANCE/NOMINATING COMMITTEE. The Governance/Nominating Committee consists of directors Thomas H. Lagos (Chairman), Nils C. Muladore, Michael B. Bowman, Christopher L. Lardiere and Thomas J. Parliment. Each member of the Governance/Nominating Committee is considered "independent" as defined in the NASDAQ corporate governance listing standards. The Governance/Nominating Committee met once during the fiscal year ended September 30, 2005. The nominees to be voted upon at the Annual Meeting were selected by a majority of the independent directors not standing for election of the Company and by the Board of Directors of the Company. The charter of the Governance/Nominating Committee is available on our website at www.ocsavings.com.

        The functions of the Governance/Nominating Committee include the following:

        o consider and recommend to the Board standards (such as independence, experience, leadership, diversity and stock ownership) for the selection of individuals to be considered for election or reelection to the Board;

        o       identify individuals qualified to become members of the Board;

        o consider recommendations by stockholders for director nominations;

        o conduct reviews as appropriate into the background and qualifications of director candidates;

        o       recommend candidates to the Board for nomination as directors;

        o review the structure of the Board and its committees and make recommendations with respect thereto (including size and composition);

        o consider and make recommendations regarding Board and committee performance; and

        o consider and make recommendations regarding Board continuing education guidelines.

        The Governance/Nominating Committee intends to identify nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company's business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Committee would solicit suggestions for director candidates from all Board members. In addition, the Committee may engage a third party to assist in the identification of director nominees. The Governance/Nominating Committee would seek to identify a candidate who at a minimum satisfies the following criteria:

        o has the highest personal and professional ethics and integrity and whose values are compatible with the Company's;

        o has had experiences and achievements that have given him or her the ability to exercise and develop good business judgment;

        o is willing to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

        o is familiar with the communities in which the Company operates and/or is actively engaged in community activities;

        o is involved in other activities or interests that do not create a conflict with his or her responsibilities to the Company and its stockholders; and

        o has the capacity and desire to represent the balanced, best interests of the stockholders of the Company as a group, and not primarily a special interest group or constituency.

        Finally, the Governance/Nominating Committee will take into account whether a candidate satisfies the criteria for "independence" under the NASDAQ corporate governance listing standards, and if a nominee is sought for service on the audit committee, the financial and accounting expertise of a candidate, including whether the individual qualifies as an audit committee financial expert.

        PROCEDURES FOR THE NOMINATION OF DIRECTORS BY STOCKHOLDERS. The Governance/Nominating Committee has adopted procedures for the submission of director nominees by stockholders. If a determination is made that an additional candidate is needed for the Board, the Governance/Nominating Committee will consider candidates submitted by the Company's stockholders. Stockholders can submit qualified names of candidates for director by writing to our Corporate Secretary, at 6033 Perimeter Drive, Dublin, Ohio 43017.

        TIMING. To be timely, the submission of a candidate for director by a stockholder must be received by the Corporate Secretary at least 120 days prior to the date of the proxy statement relating to the preceding year's annual meeting of stockholders. However, that if the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year's annual meeting, to be timely the recommendation for director must be so delivered not later than the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made. The submission must include the following information:

        o a statement that the writer is a stockholder and is proposing a candidate for consideration by the committee;

        o the name and address of the stockholder as they appear on the Company's books, and number of shares of the Company's common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder's ownership will be required);

        o the name, address and contact information for the candidate, and the number of shares of common stock of the Company that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder's ownership should be provided);

        o a statement of the candidate's business and educational experience;

        o such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A;

        o a statement detailing any relationship between the candidate and any customer, supplier or competitor of the Company;

        o detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

        o a statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

        Submissions that are received and that meet the criteria outlined above are forwarded to the Chairman of the Governance/Nominating Committee for further review and consideration. A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in this proxy statement under the heading "Stockholder Proposals."

        STOCKHOLDER COMMUNICATIONS WITH THE BOARD. A stockholder of the Company who wishes to communicate with the Board or with any individual director may write to the Chairman, Governance/Nominating Committee of the Company, 6033 Perimeter Drive, Dublin, Ohio 43017, Attention: Chairman. The letter should indicate that the author is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:

        o forward the communication to the director or directors to whom it is addressed;

        o attempt to handle the inquiry directly, for example where it is a request for information about the Company or a stock-related matter; or

        o not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

        At each Board meeting, management will present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors.

        THE AUDIT COMMITTEE. The Audit Committee consists of directors Nils C. Muladore (Chairman), Thomas J. Parliment and Thomas H. Lagos. Each member of the Audit Committee is considered "independent" as defined in the NASDAQ corporate governance listing standards and under SEC Rule 10A-3. The Board of Directors has determined that director Thomas J. Parliment qualifies as an "audit committee financial expert" as that term is defined by the rules and regulations of the SEC. The duties and responsibilities of the Audit Committee include, among other things:

        o to provide assistance to the Board of Directors in fulfilling its fiduciary responsibilities to oversee management's activities relating to accounting, record keeping, financial reporting, internal controls, disclosure controls and internal control over financial reporting;

        o provide a vehicle and establish a forum for the free and open communication of views and information among the Company's directors, independent public accounting firm, internal auditor and management;

        o to review the independence of the Company's independent public accounting firm and the objectivity of internal auditor;

        o to review the adequacy and reliability of disclosures to stockholders;

        o to perform the audit committee functions specified by the SEC and the NASDAQ; and

        o to establish and maintain a system for confidential complaints regarding the Company's accounting, financial reporting, internal controls, disclosure controls, and internal control over financial reporting.

        The Audit Committee met five times during the fiscal year ended September 30, 2005. The Audit Committee reports to the Board on its activities and findings. The Board of Directors has adopted a written charter for the Audit Committee, which is appended to this proxy statement as Appendix A.

AUDIT COMMITTEE REPORT

        THE FOLLOWING AUDIT COMMITTEE REPORT IS PROVIDED IN ACCORDANCE WITH THE RULES AND REGULATIONS OF THE SEC. PURSUANT TO SUCH RULES AND REGULATIONS, THIS REPORT SHALL NOT BE DEEMED "SOLICITING MATERIAL," FILED WITH THE SEC, SUBJECT TO REGULATION 14A OR 14C OF THE SEC OR SUBJECT TO THE LIABILITIES OF SECTION 18 OF THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

        The Audit Committee has prepared the following report for inclusion in this Proxy Statement:

        As part of its ongoing activities, the Audit Committee has:

        o Reviewed and discussed with management the Company's audited consolidated financial statements for the fiscal year ended September 30, 2005;

        o Discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

        o Received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent auditors their independence. In addition, the Audit Committee approved the appointment of Beard Miller Company LLP as the Company's independent auditors for the fiscal year ending September 30, 2006, subject to the ratification of the appointment by the stockholders.

        Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2005.

        This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

        This report has been provided by the Audit Committee:

                                                Nils C. Muladore
                                                Thomas J. Parliment
                                                Thomas H. Lagos

CODE OF ETHICS

        The Company has adopted a Code of Ethics that is applicable to the Company's officers, directors and employees, including its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics is available on the Company's website at WWW.OCSAVINGS.COM. Amendments to and waivers from the Code of Ethics will also be disclosed on the Company's website.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The Company's Compensation Committee determines the salaries to be paid each year to the Chief Executive Officer and those executive officers who report directly to the Chief Executive Officer. The

Compensation Committee consists of directors Christopher L. Lardiere (Chairman), Michael B. Bowman and Thomas J. Parliment. Each member of the Compensation Committee is considered "independent" as defined in the NASDAQ corporate governance listing standards and under SEC Rule 10A-3. The Compensation Committee met two times during the fiscal year ended September 30, 2005.

ATTENDANCE AT ANNUAL MEETING OF STOCKHOLDERS

        The Company has a policy regarding director attendance at annual meetings of stockholders. The policy provides that directors who reside within a 30 mile radius of the Company's headquarters are encourage to attend the Annual Meeting of Stockholders except where they have good reason to not attend. The 2006 annual meeting of stockholders is the Company's first annual meeting of stockholders.

DIRECTORS' COMPENSATION

        The Company currently pays no fees for service on the Board of Directors or Board committees. Ohio Central Savings pays each non-employee director $750 for each board meeting that he/she attends with the exception of Mr. Hughes and Ms. Gregg. Committee members are not separately compensated. Ohio Central Savings paid fees totaling $21,750 to directors for the fiscal year ended September 30, 2005.

EXECUTIVE COMPENSATION

        The following table sets forth for the years ended September 30, 2005 and 2004, certain information as to the total remuneration paid by the Company to Mr. Hughes, the Company's Chairman, President and Chief Executive Officer. There was no other officer of the Company with cash based compensation in excess of $100,000 during the year ended September 30, 2005.

-----------------------------------------------------------------------------------------------------------------------------

                                                    SUMMARY COMPENSATION TABLE
--------------------- -------------- ----------------------------------- ------------------------------------- --------------
                                                                                LONG-TERM COMPENSATION
                                             ANNUAL COMPENSATION                         AWARDS
                       FISCAL YEARS  ----------------------------------- -------------------------------------
                          ENDED                           OTHER ANNUAL     RESTRICTED                            ALL OTHER
 NAME AND PRINCIPAL     SEPTEMBER     SALARY     BONUS    COMPENSATION       STOCK       OPTIONS/               COMPENSATION
      POSITION            30,(1)        ($)       ($)        ($)(2)       AWARD(S) ($)   SARS (#)    PAYOUTS        $(3)
--------------------- -------------- --------- --------- --------------- -------------- ---------- ----------- --------------
Robert W. Hughes,         2005        185,476         --        --             --           --         --           6,320
Chairman, President       2004        175,000         --        --             --           --         --          11,941
and Chief Executive
Officer
--------------------- -------------- --------- --------- --------------- -------------- ---------- ----------- --------------

------------------------
(1) Summary compensation information is excluded for the year ended September 30, 2003, as Ohio Central Savings was not a subsidiary of a public company during those periods.
(2) Ohio Central Savings provides certain of its executive officers with non-cash benefits and perquisites. Management believes that the aggregate value of these benefits for fiscal 2005 did not, in the case of the named executive officer, exceed $50,000 or 10% of the aggregate salary and annual bonus reported for him in the Summary Compensation Table.
(3)     Represents Ohio Central Savings' contributions pursuant to the 401(k)
        Plan.

EMPLOYMENT AGREEMENTS

        Upon completion of Company's initial stock offering, Ohio Central Savings entered into employment agreements with each of Mr. Robert W. Hughes and Ms. Diane M. Gregg. The employment agreements each have a term of 36 months. On the first anniversary date of the employment agreements and each anniversary date thereafter, each employment agreement may be extended for an additional year at the discretion of the Board of Directors, so that the remaining term will be 36 months. Under the employment agreements, Ohio Central Savings will pay the executives their base salary at the inception of the agreement, subject to discretionary increases by the Board of Directors. The base salary under the agreements for Mr. Hughes is $189,517 and for Ms. Gregg is $101,238. The employment agreements provide that the base salary may be increased but not decreased. In addition to base salary and bonus, the employment agreements provide for, among other things, participation in an employee benefits plan including, group medical, dental, vision, disability and life insurance plans, 401(k) plan and other employee and fringe benefits applicable to executive personnel.

        In the event of termination of employment due to disability, the executive officer will be entitled one-twelfth of his or her base salary multiplied by the number of full years of employment (including any partial year over six months), and continued coverage under the life, medical and dental plans until the earlier of the executive's return to full-time employment with Ohio Central Savings, attaining age 65, employment with another employer or death, subject to the executive officer's continued payment of the costs and contributions for which he or she is responsible.

        In the event the executive officer's employment is terminated without cause by Ohio Central Savings, Ohio Central Savings will pay the executive officer three times his or her current salary plus three times the greater of the average cash bonus over the previous three fiscal years or the most recently completed fiscal year. Payment of medical, life and dental benefits will be made in installments over 36 months, however, Ohio Central Savings has the right to elect to make a discounted lump sum payment.

        Under the employment agreements, the executive officer may terminate his or her employment for good reason by giving notice within 60 days after the event giving rise to the right to terminate employment. "Good reason" generally includes our (i) decision not to re-elect or failure to re-elect the executive officer to his present position; (ii) relocation of the executive officer's principal place of employment by more than 25 miles from Ohio Central Savings current home office; (iii) reduction in the executive officer's base salary or a material reduction in the benefits the executive officer is entitled to; (iv) liquidation or dissolution of Ohio Central Savings or OC Financial; or (v) material uncured breach of the employment agreement. In the event an executive officer's employment is terminated for good reason, he or she will receive the same amounts and the same coverage under the medical and health plans that he would have received if his or her employment had been terminated without cause. In the event the executive officer terminates his employment by resignation other than due to good reason, he or she will be entitled to his earned salary through the date of termination.

        The executive officer is required under the employment agreement to execute a general release in consideration for any severance amounts. The executive officer also agrees not to compete with us for 12 months after termination other than in connection with a change in control. Payment of benefits under the employment agreement may be made in installments or in a lump sum discounted to present value in the case of future cash payments, as determined by Ohio Central Savings. Benefits under the agreement may be reduced to avoid constituting an "excess parachute payment" under Section 280G of the Internal Revenue Code of 1986, as amended. The employment agreements between Mr. Hughes and Ms. Gregg and Ohio Central Savings are substantially similar.

BENEFITS

        Ohio Central Savings currently provides health and welfare benefits to its employees, including hospitalization and comprehensive medical insurance, life insurance, subject to deductibles and co-payments by employees. Ohio Central Savings also provides its employees with a qualified profit sharing plan under the applicable provisions of the Internal Revenue Code of 1986, as amended.

        Ohio Central Savings also adopted an employee stock ownership plan effective as of January 1, 2005. Employees with at least one year of employment with Ohio Central Savings are eligible to participate. As part of the Company's completed stock offering in 2005, the employee stock ownership plan trust borrowed funds in the amount of $448,150 from the Company and used those funds to purchase a number of shares equal to 8% of the common stock sold in the offering or 44,815 shares. The loan from the Company will be repaid principally from Ohio Central Savings' contributions to the ESOP over a period of 20 years. Shares purchased by the ESOP are held in a suspense account and are released to participants' accounts as debt service payments are made. Shares released from the ESOP are allocated to each eligible participant's ESOP account based on the ratio of each such participant's compensation to the total compensation of all eligible participants.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

        All transactions between the Company and its executive officers, directors, holders of 10% or more of the shares of its common stock and affiliates thereof, are on terms no less favorable to the Company than could have been obtained by it in arm's-length negotiations with unaffiliated persons. Such transactions must be approved by a majority of the independent directors of the Company not having any interest in the transaction.

        Section 402 of the Sarbanes-Oxley Act of 2002 generally prohibits an issuer from: (1) extending or maintaining credit; (2) arranging for the extension of credit; or (3) renewing an extension of credit in the form of a personal loan for an officer or director. There are several exceptions to this general prohibition, one of which is applicable to and Ohio Central Savings. Sarbanes-Oxley does not apply to loans made by a depository institution that is insured by the FDIC and is subject to the insider lending restrictions of the Federal Reserve Act. All loans to Ohio Central Saving's directors and officers are made in conformity with the Federal Reserve Act and applicable regulations.

--------------------------------------------------------------------------------
   PROPOSAL 2--APPROVAL OF 2006 OC FINANCIAL, INC. STOCK-BASED INCENTIVE PLAN
--------------------------------------------------------------------------------

        The Board of Directors has adopted, subject to stockholder approval, the OC Financial, Inc. 2006 Stock-Based Incentive Plan (the "Incentive Plan"), to provide officers, employees and directors of the Company and Ohio Central Savings with additional incentives to promote the growth and performance of the Company. The following is a summary of the material features of the Incentive Plan, which is qualified in its entirety by reference to the provisions of the Incentive Plan, attached hereto as Appendix B.

GENERAL

        The Incentive Plan will remain in effect for a period of ten years following adoption by stockholders. The Incentive Plan authorizes the issuance of up to 95,233 shares of Company common stock pursuant to grants of incentive and non-statutory stock options, reload options, and restricted stock awards, provided that no more than 28,010 shares may be issued as restricted stock awards, and no more than 67,223 shares may be issued pursuant to the exercise of stock options.

        The Incentive Plan will be administered by a committee (the "Committee) appointed by the Board of Directors, which will consist of two or more disinterested directors of the Company who must be "non-employee directors," as that term is defined for purposes of Rule 16b of the Exchange Act, or the full Board of Directors. The Committee has full and exclusive power within the limitations set forth in the Incentive Plan to make all decisions and determinations regarding the selection of participants and the granting of awards; establishing the terms and conditions relating to each award; adopting rules, regulations and guidelines for carrying out the Incentive Plan's purposes; and interpreting and otherwise construing the Incentive Plan. The Incentive Plan also permits the Board of Directors or the Committee to delegate to one or more officers of the Company the Committee's power to (i) designate officers and employees who will receive awards, and (ii) determine the number of awards to be received by them.

ELIGIBILITY

        Employees and outside directors of the Company or its subsidiaries are eligible to receive awards under the Incentive Plan.

TYPES OF AWARDS

        The Committee may determine the type and terms and conditions of awards under the Incentive Plan. Awards may be granted in a combination of incentive and non-statutory stock options, reload options or restricted stock awards, as follows.

        STOCK OPTIONS. A stock option gives the recipient or "optionee" the right to purchase shares of common stock at a specified price for a specified period of time. The exercise price may not be less than the fair market value on the date the stock option is granted. Fair market value for purposes of the Incentive Plan means the final sales price of Company's common stock as reported on the NASDAQ stock market (or Over-the-Counter Electronic Bulletin Board) on the date the option is granted, or if the Company's common stock was not traded on such date, then on the day prior to such date or on the next preceding day on which the Company's common stock was traded, and without regard to after-hours trading activity. However, if the Company's common stock is not reported on the NASDAQ stock market (Over-the-Counter Electronic Bulletin Board), fair market value will mean the average sale price of all shares of Company common stock sold during the 30-day period immediately preceding the date on which such stock option was granted, and if no shares of stock have been sold within such 30-day period, the average sale price of the last three sales of Company common stock sold during the 90-day period immediately preceding the date on which such stock option was granted. The Committee will determine the fair market value if it cannot be determined in the manner described above.

        Stock options are either "incentive" stock options or "non-qualified" stock options. Incentive stock options have certain tax advantages and must comply with the requirements of Section 422 of the Internal Revenue Code ("Code"). Only employees are eligible to receive incentive stock options. Shares of common stock purchased upon the exercise of a stock option must be paid for in full at the time of exercise (i) either in cash or with stock of the Company which was owned by the participant for at least six months prior to delivery, or
(ii) by reduction in the number of shares deliverable pursuant to the stock option, or (iii) subject to a "cashless exercise" through a third party. Cash may be paid in lieu of any fractional shares under the Incentive Plan and generally no fewer than 100 shares may be purchased on exercise of an award unless the total number of shares available for purchase or exercise pursuant to an award is less than 100 shares. Stock options are subject to vesting conditions and restrictions as determined by the Committee.

        RELOAD OPTIONS. Reload options entitle the holder, who has delivered shares that he or she owns as payment of the exercise price for option stock, to a new option to acquire additional shares equal in amount to the shares he or she has traded. Reload options may also be granted to replace option shares retained by the employer for payment of the option holder's withholding tax. The option price at which additional shares of stock can be purchased by the option holder through the exercise of a reload option is equal to the market value of the shares on the date the original option is exercised. The option period during which the reload option may be exercised expires at the same time as that of the original option that the holder has exercised. Reload options issued on the exercise of incentive stock options may be incentive stock options or non-statutory stock options.

        STOCK AWARDS. Stock awards under the Incentive Plan will be granted only in whole shares of common stock. Stock awards will be subject to conditions established by the Committee which are set forth in the award agreement. Any stock award granted under the Incentive Plan will be subject to vesting as determined by the Committee. Awards will be evidenced by agreements approved by the Committee, which set forth the terms and conditions of each award.

        Generally, all awards, except non-statutory stock options, granted under the Incentive Plan will be nontransferable except by will or in accordance with the laws of intestate succession. Stock awards may be transferable pursuant to a qualified domestic relations order. At the Committee's sole discretion, non-statutory stock options may be transferred for valid estate planning purposes that are permitted by the Code and the Exchange Act. During the life of the participant, awards can only be earned by him or her. The Committee may permit a participant to designate a beneficiary to exercise or receive any rights that may exist under the Incentive Plan upon the participant's death.

        CHANGE IN CONTROL, DEATH, DISABILITY OR RETIREMENT. Upon the occurrence of an event constituting a change in control of the Company as defined in the Incentive Plan, or upon a participant's death, disability or retirement, all stock options will become fully vested, and all stock awards then outstanding will vest free of restrictions.

TAX CONSEQUENCES

        The following are the material federal income tax consequences generally arising with respect to awards granted under the Incentive Plan. The grant of an option will create no tax consequences for an optionee or the Company. The optionee will have no taxable income upon exercising an incentive stock option and the Company will receive no deduction when an incentive stock option is exercised. Upon exercising a non-statutory stock option, the optionee must recognize ordinary income equal to the difference between the exercise price and the fair market value of the stock on the date of exercise, and the Company will be entitled to a deduction for the same amount. The tax treatment for an optionee on a disposition of shares acquired through the exercise of an option depends on how long the shares have been held and whether such shares were acquired by exercising an incentive stock option or a non-statutory stock option. Generally, there will be no tax consequences to the Company in connection with the disposition of shares acquired pursuant to an option, except that the Company may be entitled to a deduction if shares acquired pursuant to an incentive stock option are sold before the required holding periods have been satisfied.

        With respect to other awards granted under the Incentive Plan that are settled either in cash or in stock, the participant must recognize ordinary income equal to the cash or the fair market value of shares or other property received and the Company will be entitled to a deduction for the same amount. With respect to awards that are settled in stock the participant must recognize ordinary income equal to the fair market value of the shares received at the time the shares became transferable or not subject to substantial risk of forfeiture, whichever occurs earlier. The Company will be entitled to a deduction for the same amount.

        There are five outside directors of the Company and 21 (twenty-one) employees eligible to participate in the Incentive Plan.

--------------------------------------------------------------------------------
    PROPOSAL 3--RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
                                ACCOUNTING FIRM
--------------------------------------------------------------------------------

        The audit committee of the Company has approved the engagement of Beard Miller Company LLP to be the Company's independent registered public accounting firm for the fiscal year ending September 30, 2006, subject to the ratification of the engagement by the Company's stockholders. At the annual meeting, the stockholders of the Company will consider and vote on the ratification of the engagement of Beard Miller Company LLP for the Company's fiscal year ending September 30, 2006. A representative of Beard Miller Company LLP is not expected to attend the annual meeting.

        The Company's independent auditor for the year ended September 30, 2004 and until September 12, 2005, was Crowe Chizek and Company LLC. On September 12, 2005, the audit committee of the Company met and decided to dismiss Crowe Chizek and Company LLC as the Company's independent auditor. The Company's financial statements for the year ended September 30, 2004 were audited by Crowe Chizek and Company LLC. On September 12, 2005, the audit committee also approved the engagement of Beard Miller Company LLP as the Company's independent auditor for the fiscal year ending September 30, 2005.

        The reports of Crowe Chizek and Company LLC on the financial statements of the Company for the fiscal year ended September 30, 2004 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audits for the fiscal year ended September 30, 2004 and through September 12, 2005, there were no disagreements with Crowe Chizek and Company LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Crowe Chizek and Company LLC would have caused Crowe Chizek and Company LLC to make reference thereto in its report on the Company's financial statements. During the fiscal year ended September 30, 2004 and through September 12, 2005, there were no reportable events (as set forth in Regulation S-B Item 304(a)(1)(iv)) with Crowe Chizek and Company LLC.

        During the fiscal year ended September 30, 2004 and through September 12, 2005, neither the Company nor anyone on its behalf consulted with Beard Miller Company LLP regarding either (i) the application of accounting principles to a specific completed or proposed transaction, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was the subject matter of a disagreement or reportable event with Crowe Chizek and Company LLC (as set forth in Regulation S-B Item 304(a)(1)(iv)).

        Set forth below is certain information concerning aggregate fees billed for professional services rendered by Beard Miller Company LLP and Crowe Chizek and Company LLC during the fiscal year ended September 30, 2005. During the fiscal year ended September 30, 2004, Ohio Central Savings was a subsidiary of Third Federal Savings and Loan Association of Cleveland, MHC and reimbursed that company for audit expenses incurred by Ohio Central Savings. Beginning with Ohio Central Savings' reorganization and stock offering, initiated in the fourth quarter of 2004, Ohio Central Savings engaged Crowe Chizek and Company LLC as its independent registered accounting firm and Crowe Chizek and Company LLC performed the 2004 annual audit.

AUDIT FEES.

        Audit fees of $103,000 in fiscal 2005 were for the audit of the consolidated financial statements of the Company. The audit fees for fiscal 2005 included fees relating to the Company's initial public offering, fees for review of the financial statements included in the Company's annual and quarterly reports and filed with the SEC and the internal controls attestation required under regulations of the SEC. Audit fees of $1,671 in fiscal year 2004 were for the audit of Ohio Central Savings' financial statements.

AUDIT-RELATED FEES.

        There were no audit-related fees paid in fiscal year 2005 or 2004 to Crowe Chizek and Company LLC or Beard Miller Company LLP and that are not reported in "Audit Fees," above.

TAX FEES.

        Tax fees of $2,500 in fiscal year 2005 and $1,749 in fiscal year 2004 were for services related to tax compliance and tax planning.

ALL OTHER FEES.

        There were no other fees paid in fiscal year 2005 or fiscal year 2004.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES OF INDEPENDENT AUDITOR

        The Audit Committee's policy is to pre-approve all audit and non-audit services provided by the Company's independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.

        In order to ratify the selection of Beard Miller Company LLP as the independent registered public accounting firm for the 2006 fiscal year, the proposal must receive at least a majority of the votes cast "FOR" or "AGAINST," either in person or by proxy, in favor of such ratification. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF BEARD MILLER COMPANY LLP, AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2006 FISCAL YEAR.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

        In order to be eligible for inclusion in the proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office, 6033 Perimeter Drive, Dublin, Ohio 43017, no later than December 31, 2006. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act and the Company's Bylaws.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

        The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment. The Board of Directors intends to exercise its discretionary authority to the fullest extent permitted under the Exchange Act.

--------------------------------------------------------------------------------
        ADVANCE NOTICE OF BUSINESS TO BE BROUGHT BEFORE AN ANNUAL MEETING
--------------------------------------------------------------------------------

        The Bylaws of the Company provide an advance notice procedure for certain business or nominations to the Board of Directors to be brought before an Annual Meeting. In order for a stockholder to properly bring business before an Annual Meeting, or to propose a nominee to the Board, the stockholder must give written notice to the Secretary of the Company not earlier than the 150th day nor later than on the 120th day prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. However, in the event that the date of the Annual Meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year's Annual Meeting, notice to be timely by the stockholder must be delivered not earlier than the 150th day prior to the date of such Annual Meeting and not later than the 120th day prior to the date of such Annual Meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. No other proposal shall be acted upon at the Annual Meeting.

        The date on which the next Annual Meeting of Stockholders is expected to be held is February 21, 2007. Accordingly, advance written notice of business or nominations to the Board of Directors to be brought before the 2007 Annual Meeting of Stockholders must be made in writing and delivered to the Secretary of the Company no later than November 24, 2006.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

        The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

        The Company's 2005 Annual Report to Stockholders has been mailed to all stockholders of record as of the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

        A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2005, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN OR TELEPHONIC REQUEST TO DIANE M. GREGG, CORPORATE SECRETARY, OC FINANCIAL, INC., 6033 PERIMETER DRIVE, DUBLIN, OHIO 43017, OR BY CALLING (614) 761-2302.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/ Diane M. Gregg

                                            Diane M. Gregg
                                            Corporate Secretary
Dublin, Ohio
March 10, 2006

                                   APPENDIX A

                               OC FINANCIAL, INC.

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                     CHARTER

PREAMBLE

This Audit Committee Charter (the "Charter") has been adopted by the Board of Directors of OC Financial, Inc. (the "Company"). The Audit Committee of the Board shall review and reassess this charter annually and recommend any proposed changes to the Board for approval.

OBJECTIVES OF COMMITTEE

o To provide assistance to the Board of Directors in fulfilling its fiduciary responsibilities to oversee management's activities relating to accounting, record keeping, financial reporting, internal controls, disclosure controls and internal control over financial reporting.

o Provide a vehicle and establish a forum for the free and open communication of views and information among the Company's directors, independent public accounting firm, internal auditor and management.

o To review the independence of the Company's independent public accounting firm and the objectivity of internal auditor.

o       To review the adequacy and reliability of disclosures to stockholders.

o To perform the audit committee functions specified by the Securities and Exchange Commission and the NASDAQ.

o To establish and maintain a system for confidential complaints regarding the Company's accounting, financial reporting, internal controls, disclosure controls, and internal control over financial reporting.

o The committee's duties do not include planning or conducting external or internal audits or determining that the Company's financial statements are complete, accurate and in accordance with generally accepted accounting principles. Nor is it the duty of the committee to assure compliance with laws and regulations. These are the responsibilities of management.

ROLES AND RESPONSIBILITIES

The responsibilities of the committee include the following:

INDEPENDENT AUDITORS:

o Appoint an independent public accounting firm for the purpose of auditing the Company's financial statements and, if and when required, attesting to its internal controls.

o Assess the qualifications of the Company's public auditing firm and its lead engagement partner. Oversee and evaluate the performance of such person and firm; if necessary, remove them.

o Obtain annually from the Company's independent public auditing firm a formal written statement describing all relationships between the firm and the Company, consistent with Independence Standards Board Standard Number 1. Discuss with the Company's independent public auditing firm any relationships that may impact the objectivity and independence of such firm and take, or recommend that the Board take, appropriate actions with respect to the independence of such firm from the Company.

o Resolve any disagreements between management and the Company's independent public auditing firm regarding accounting, financial reporting, disclosure controls, internal control over financial reporting and similar matters.

o Approve, in advance, all audit and non-audit services to be performed for the Company by its independent public auditing firm, subject to applicable law and regulation. Negotiate and approve all fees and engagement terms of the Company's independent public auditing firm for audit and non-audit services.

o Obtain assurance from the Company's independent public auditing firm that Section 10A(b) of the Exchange Act has not been implicated.

o Review with the Company's independent public auditing firm the plan, procedures and scope of its annual audit of the Company's financial statements.

FINANCIAL REPORTING REVIEW:

o Review at least annually critical accounting policies, alternate treatments within GAAP and significant assumptions and estimates with respect to the Company's financial statements with its management and independent public auditing firm. In connection with such review, review the financial accounting and reporting treatments preferred by the Company's independent auditing firm.

o Review and discuss the Company's audited financial statements with management and the Company's independent public auditing firm including all of the matters indicated in Statement of Auditing Standards Number
        61. Based on such review, recommend to the board whether such audited financial statements should be included in the Company's

        Annual Report on Form 10-KSB and Annual Report to Stockholders for the relevant fiscal year.

o Review material written communications between the Company's independent public auditing firm and management including the management letter and schedule of unadjusted differences.

o Review and discuss with management and Company's independent public auditing firm on at least an annual basis the Company's disclosure of off-balance sheet data and non-financial data.

o Review and discuss with management and the Company's independent public auditing firm the appropriateness (and the reconciliation to GAAP) of any pro forma data to be included in the Company's public financial reports.

o Review and discuss with management and the Company's independent public auditing firm prior to release any proposed earnings announcement or financial press release.

o Review and discuss with management and the Company's independent public auditing firm prior to filing the Company's Annual Reports on Form 10-KSB, Quarterly Reports on Form 10-QSB and any other SEC disclosure filings.

o Monitor the efforts of management and the Company's independent public auditors to cure any deficiencies noted in its financial statements or accounting process.

INTERNAL CONTROLS, DISCLOSURE CONTROLS AND INTERNAL CONTROL OVER FINANCIAL
REPORTING:

o Oversee the selection, compensation and performance of the Company's internal auditor. Assess the qualifications and independence of the Company's internal auditor.

o Discuss with the Company's management, independent public auditing firm and internal auditor the organization, scope, objectivity, budget and staffing of the Company's internal audit.

o Determine that no restrictions are placed upon the scope of the internal audit. Assess reports regarding computer systems, facilities and backup systems.

o Review regulatory examination reports and internal audit reports and monitor management's compliance efforts.

o Review with the Company's independent public auditing firm, internal auditor and management, the adequacy and effectiveness of the Company's internal controls (including internal control over financial reporting) and disclosure controls.

o Review reports of management and the Company's independent public auditing firm on internal and quality controls including, if and when required by applicable law or regulations, management's report and the independent public auditing firm's attestation on internal control over financial reporting.

o Discuss with management on a quarterly basis its review and conclusions regarding the Company's disclosure controls and whether there have been any changes in the Company's internal control over financial reporting.

OTHER:

o Discuss the Company's legal and regulatory compliance with the Company's Chief Compliance Officer on at least an annual basis.

o Review and, to the extent required under applicable SEC and NASDAQ rules, approve all transactions with related parties.

o Establish procedures for (a) the receipt, retention and treatment of any complaints received by the Company on accounting, financial reporting, internal control, internal control over financial reporting, or auditing matters and (b) the confidential, anonymous submission by the Company's employees of concerns regarding questionable accounting, financial reporting, internal controls, internal control over financial reporting and auditing matters.

o       Reassess the adequacy of this Charter at least annually.

ORGANIZATION

o The committee shall consist of a minimum of three outside directors of the Company. All members must be (i) financially literate, (ii) able to read and understand financial statements and (iii) able to satisfy applicable NASDAQ and SEC requirements with respect thereto. In addition, at least one member of the committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in such member's financial sophistication, (including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.)

o All members of the committee must be free from any relationship with the Company which would interfere with their independent judgment. Other than in his or her capacity as a member of the board of directors or any committee thereof, no audit committee member shall accept directly or indirectly any fee or other compensation from the Company or any subsidiary and no audit committee member may be an affiliated person of the Company. No audit committee member or any of his family members shall have been employed by the Company, its independent public auditing firm or any of their affiliates or, received any payments from the Company (except as set forth above), its independent public accounting firm or any of their affiliates over the last three years. All audit committee members must comply with the independence requirements of the NASDAQ and the SEC.

o Required Meetings. The committee shall meet at least four times a year and more frequently as circumstances require. The timing of meetings shall be determined by the committee. However, at least once per year, the committee shall have private meetings with each of the Company's independent public auditing firm, management and the internal auditor.

o One member of the committee shall be appointed as chairman. The chairman shall be responsible for leadership of the committee, including scheduling and presiding over meetings, preparing agendas, and making regular reports to the board. The chairman will also maintain regular liaison with the Company's CEO, CFO, the lead partner of its independent public auditing firm, the internal auditor and the general counsel.

o The committee shall have the power to conduct or authorize investigations into any matters within its scope of responsibilities. The committee is empowered to engage independent counsel and such other advisers as it determines necessary or appropriate to carry out its duties. The Company shall pay all expenses of such advisers and any other expenses that are necessary or appropriate for carrying out the committee's duties.

--------------------------------------------------------------------------------

                                   APPENDIX B
--------------------------------------------------------------------------------

                               OC FINANCIAL, INC.

                         2006 STOCK-BASED INCENTIVE PLAN

1.      PURPOSE OF PLAN.

        The purposes of this 2006 Stock-Based Incentive Plan are to provide incentives and rewards to employees and directors who are largely responsible for the success and growth of OC Financial, Inc. and its Affiliates, and to assist all such entities in attracting and retaining experienced and qualified directors, executives and other key employees.

2.      DEFINITIONS.

        (a) "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Company, as such terms are defined in Sections 424(e) and 424(f) of the Code.

        (b) "Award" means one or more of the following: Restricted Stock Awards, Stock Options and other types of Awards, as set forth in Section 6 of the Plan.

        (c) "Award Agreement" means the agreement between the Company or an Affiliate and a Participant evidencing an Award under the Plan.

        (d) "Bank" means Ohio Central Savings and any entity that succeeds to the business of Ohio Central Savings.

        (e) "Board of Directors" means the board of directors of the Company.

        (f) A "Change in Control" of the Bank or the Company means a change in control of a nature that:

                (i)     would be required to be reported in response to Item
                        5.01 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or

                (ii) results in a Change in Control of the Bank or the Company within the meaning of the Home Owners' Loan Act, as amended ("HOLA"), and applicable rules and regulations promulgated thereunder, as in effect at the time of the Change in Control; or

                (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (a) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of Company's outstanding securities except for any securities purchased by the Bank's employee stock ownership plan or trust; or (b) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, PROVIDED that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Company or similar transaction in which the Bank or Company is not the surviving corporation occurs; or (d) a proxy statement is distributed soliciting proxies from stockholders of the Company, by someone other than the current Board of Directors of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the common stock of the Company are exchanged for or converted into cash or property or securities not issued by the Company; or (e) a tender offer is made for 25% or more of the voting securities of the Company and the shareholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror.

        (g) "Code" means the Internal Revenue Code of 1986, as amended.

        (h) "Committee" means the committee designated, pursuant to Section 3 of the Plan, to administer the Plan.

        (i) "Common Stock" means the common stock of the Company, par value $0.01 per share.

        (j) "Company" means OC Financial, Inc. and any entity that succeeds to the business of OC Financial, Inc.

        (k) "Disability" means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which lasted or can be expected to last for a continuous period of not less than 12 months. An individual shall not be considered to be permanently and totally disabled unless he furnishes proof of the existence thereof in such form and manner, and at such times, as the Secretary of the Treasury may require, in accordance with Section 22(e)(3) of the Code.

        (l) "Employee" means any person employed by the Company or an Affiliate. Directors who are also employed by the Company or an Affiliate shall be considered Employees under the Plan.

        (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        (n) "Exercise Price" means the price at which an individual may purchase a share of Common Stock pursuant to an Option.

        (o) "Fair Market Value" means, when used in connection with the Common Stock on a certain date, the final sales price of the Common Stock as reported on the Nasdaq stock market (or over-the-counter market) on such date, or if the Common Stock was not traded on such date, then on the day prior to such date or on the next preceding day on which the Common Stock was traded, and without regard to after hours trading activity; PROVIDED, HOWEVER, that if the Common Stock is not reported on the Nasdaq stock market (or over the counter market), Fair Market Value shall mean the average sale price of all shares of Common Stock sold during the 30-day period immediately preceding the date on which such stock option was granted, and if no shares of stock have been sold within such 30-day period, the average sale price of the last three sales of Common Stock sold during the 90-day period immediately preceding the date on which such stock option was granted. In the event Fair Market Value cannot be determined in the manner described above, then Fair Market Value shall be determined by the Committee. The Committee is authorized, but is not required, to obtain an independent appraisal to determine the Fair Market Value of the Common Stock.

        (p) "Incentive Stock Option" means a Stock Option granted under the Plan, that is intended to meet the requirements of Section 422 of the Code.

        (q) "Non-Statutory Stock Option" means a Stock Option granted to an individual under the Plan that is not intended to be and is not identified as an Incentive Stock Option, or an Option granted under the Plan that is intended to be and is identified as an Incentive Stock Option, but that does not meet the requirements of Section 422 of the Code.

        (r) "OTS" means the Office of Thrift Supervision.

        (s) "Option" or "Stock Option" means an Incentive Stock Option or a Non-Statutory Stock Option, as applicable.

        (t) "Outside Director" means a member of the Board(s) of Directors of the Company or an Affiliate who is not also an Employee.

        (u) "Participant" means an Employee or Outside Director who is granted an Award pursuant to the terms of the Plan.

        (v) "Plan" means this OC Financial, Inc. 2006 Stock-Based Incentive
Plan.

        (w) "Reload Option" means an option to acquire shares of Common Stock equivalent to the number of shares (i) used by a Participant to pay for an Option, or (ii) deducted from any distribution in order to satisfy income tax required to be withheld, based upon the terms set forth in Section 6(b) of the Plan.

        (x) "Restricted Stock" means shares of Common Stock that may be granted under the Plan that are subject to forfeiture until satisfaction of the conditions of their grant.

        (y) "Restricted Stock Award" means an Award of shares of Restricted Stock granted to an individual pursuant to Section 6(c) of the Plan.

        (z) "Retirement" means retirement from employment with the Company or an Affiliate on or after the Employee's attainment of age 65; provided, however, that unless the Committee specifies otherwise, an Employee who is also a member of the Board of Directors shall not be deemed to have retired until both service as an Employee and service as a member of the Board of Directors have ceased. "Retirement" with respect to an Outside Director means termination of service on the board(s) of directors of the Company or any Affiliate in accordance with applicable Company policy following the provision of written notice to such board(s) of directors of the Outside Director's intention to retire. Notwithstanding the foregoing, unless the Committee specifies otherwise, a director shall not be deemed to have retired if such director becomes a director emeritus following his termination of service as a director.

3.      ADMINISTRATION.

        3.1 The Committee shall administer the Plan. The Committee shall consist of either (i) two or more disinterested directors of the Company, who shall be appointed by the Board of Directors or (ii) the full Board of Directors. A member of the Board of Directors shall be deemed to be disinterested only if he or she satisfies: (i) such requirements as the Securities and Exchange Commission may establish for non-employee directors administering plans intended to qualify for exemption under Rule 16b-3 (or its successor) of the Exchange Act; and (ii) if considered appropriate by the Board of Directors in its sole discretion, such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code. The Board of Directors or the Committee may also delegate, to the extent permitted by applicable law and not inconsistent with Rule 16b-3, to one or more officers of the Company, its powers under this Plan to (a) designate the officers and employees of the Company who will receive Awards and (b) determine the number of Awards to be received by them, pursuant to a resolution that specifies the total number of rights or options that may be granted under the delegation, provided that no officer may be delegated the power to designate himself or herself as a recipient of such options or rights.

        3.2     Subject Section 3.1, the Committee shall:

                (i) select the individuals who are to receive grants of Awards under the Plan;

                (ii) determine the type, number, vesting requirements and other features and conditions of Awards made under the Plan;

                (iii) interpret the Plan and Award Agreements (as defined below); and

                (iv) make all other decisions related to the operation of the Plan.

        3.3 Each Award granted under the Plan shall be evidenced by a written agreement (i.e., an "Award Agreement"). Each Award Agreement shall constitute a binding contract between the Company or an Affiliate and the Participant, and every Participant, upon acceptance of an Award Agreement, shall be bound by the terms and restrictions of the Plan and the Award Agreement. The terms of each Award Agreement shall be set in accordance with the Plan, but each Award Agreement may also include any additional provisions and restrictions determined by the Committee. In particular, and at a minimum, the Committee shall set forth in each Award Agreement:

                (i)     the type of Award granted;

                (ii)    the Exercise Price for any Option;

                (iii)   the number of shares or rights subject to the Award;

                (iv)    the expiration date of the Award;

                (v) the manner, time and rate (cumulative or otherwise) of exercise or vesting of the Award; and

                (v) the restrictions, if any, placed on the Award, or upon shares which may be issued upon the exercise or vesting of the Award.

        The Chairman of the Committee and such other directors and employees as shall be designated by the Committee are hereby authorized to execute Award Agreements on behalf of the Company or an Affiliate and to cause them to be delivered to the recipients of Awards granted under the Plan.

4.      ELIGIBILITY.

        Subject to the terms of the Plan, Employees and Outside Directors, as the Committee shall determine from time to time, shall be eligible to participate in the Plan.

5.      SHARES OF COMMON STOCK SUBJECT TO THE PLAN; SHARE LIMITS.

        5.1 SHARES AVAILABLE. Subject to the provisions of Section 8, the capital stock that may be delivered under this Plan shall be shares of the Company's authorized but unissued Common Stock and any shares of its Common Stock held as treasury shares, including shares repurchased in the open market or directly from shareholders of the Company.

        5.2     SHARE LIMITS. Subject to adjustments, if any, provided in
Section 9 (and except for shares awarded pursuant to the exercise of a Reload Option) the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under this Plan (the "Share Limit") equals 95,233 shares. The following limits also apply with respect to Awards granted under this Plan:

                (i) The maximum number of shares of Common Stock that may be delivered pursuant to Stock Options granted under this Plan is 67,223 shares. The maximum number of Stock Options that may be granted to any Employee is 16,805 shares. The maximum number of shares of Common Stock that may be delivered pursuant to the exercise of Incentive Stock Options is 67,223 shares.

                (ii) The maximum number of shares of Common Stock that may be delivered pursuant to Restricted Stock Awards granted under this Plan is 28,010 shares.

        5.3 REISSUE OF AWARDS AND SHARES. Shares that are subject to or underlie Awards which expire or, for any reason, are cancelled or terminated, are forfeited, fail to vest, or, for any other reason, are not paid or delivered under this Plan shall again be available for subsequent Awards under this Plan. Shares that are exchanged by a Participant or withheld by the Company as full or partial payment in connection with any Award under the Plan, as well as any shares exchanged by a Participant or withheld by the Company to satisfy the tax withholding obligations related to any Award under the Plan, shall be available for subsequent Awards under this Plan.

        5.4 RESERVATION OF SHARES; NO FRACTIONAL SHARES; MINIMUM ISSUE. The Company shall at all times reserve a number of shares of Common Stock sufficient to cover the Company's obligations and contingent obligations to deliver shares with respect to Awards then outstanding under this Plan. No fractional shares shall be delivered under this Plan. The Committee may pay cash in lieu of any fractional shares in settlements of Awards under this Plan. No fewer than 100 shares may be purchased on exercise of any Award unless the total number purchased or exercised is the total number at the time available for purchase or exercise under the Award.

6       AWARDS.

        The Committee shall determine the type or types of Award(s) to be made to each selected eligible individual. Awards may be granted singly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Company. The types of Awards that may be granted under this Plan are:

        (a)     STOCK OPTIONS.

                The Committee may, subject to the limitations of this Plan and the availability of shares of Common Stock reserved but not previously awarded under the Plan, grant Stock Options to Employees and Outside Directors, subject to terms and conditions as it may determine, to the extent that such terms and conditions are consistent with the following provisions:

                EXERCISE PRICE. The Exercise Price shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant.

                TERMS OF OPTIONS. In no event may an individual exercise an Option, in whole or in part, more than ten (10) years from the date of grant.

                NON-TRANSFERABILITY. Unless otherwise determined by the Committee, an individual may not transfer, assign, hypothecate, or dispose of an Option in any manner, other than by will or the laws of intestate succession. The Committee may, however, in its sole discretion, permit the transfer or assignment of a Non-Statutory Stock Option, if it determines that the transfer or assignment is for valid estate planning purposes and is permitted under the Code and Rule 16b-3 of the Exchange Act. For purposes of this Section 6(a), a transfer for valid estate planning purposes includes, but is not limited to, transfers:

                        (1) to a revocable INTER VIVOS trust, as to which an individual is both settlor and trustee;

                        (2) for no consideration to: (a) any member of the individual's Immediate Family; (b) a trust solely for the benefit of members of the individual's Immediate Family; (c) any partnership whose only partners are members of the individual's Immediate Family; or (d) any limited liability corporation or other corporate entity whose only members or equity owners are members of the individual's Immediate Family.

                        (3) For purposes of this Section, "Immediate Family" includes, but is not necessarily limited to, a Participant's parents, grandparents, spouse, children, grandchildren, siblings (including half brothers and sisters), and individuals who are family members by adoption. Nothing contained in this Section shall be construed to require the Committee to give its approval to any transfer or assignment of any Non-Statutory Stock Option or portion thereof, and approval to transfer or assign any Non-Statutory Stock Option or portion thereof does not mean that such approval will be given with respect to any other Non-Statutory Stock Option or portion thereof. The transferee or assignee of any Non-Statutory Stock Option shall be subject to all of the terms and conditions applicable to such Non-Statutory Stock Option immediately prior to the transfer or assignment and shall be subject to any other conditions prescribed by the Committee with respect to such Non-Statutory Stock Option.

                SPECIAL RULES FOR INCENTIVE STOCK OPTIONS. Notwithstanding the foregoing provisions, the following rules shall further apply to grants of Incentive Stock Options:

                        (1) If an Employee owns or is treated as owning, for purposes of Section 422 of the Code, Common Stock representing more than ten percent (10%) of the total combined voting securities of the Company at the time the Committee grants the Incentive Stock Option (a "10% Owner"), the Exercise Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant.

                        (2) An Incentive Stock Option granted to a 10% Owner shall not be exercisable more than five (5) years from the date of grant.

                        (3) To the extent the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time during any calendar year under the Plan or any other stock option plan of the Company, exceeds $100,000, or such higher value as may be permitted under Section 422 of the Code, Incentive Stock Options in excess of the $100,000 limit shall be treated as Non-Statutory Stock Options. Fair Market Value shall be determined as of the date of grant for each Incentive Stock Option.

                        (4) Each Award Agreement for an Incentive Stock Option shall require the individual to notify the Committee within ten (10) days of any disposition of shares of Common Stock under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions).

        (b)     RELOAD OPTIONS.

                Simultaneously with the grant of any Option to a Participant, the Committee may grant the Participant the right to receive a Reload Option with respect to all or some of the shares covered by such Option. The right to receive a Reload Option may be granted to a Participant who satisfies all or part of the exercise price of the Option with shares of Common Stock (as described in Section 7.2 below), provided, however, that the right to receive a Reload Option upon the exercise of an Option shall expire upon termination of employment or service. The Reload Option represents an additional Option to acquire the same number of shares of Common Stock as is used by the Participant to pay for the original Option or to replace Common Stock withheld by the Company for payment of a Participant's withholding tax under Section 10.5. A Reload Option is subject to all of the same terms and conditions as the original Option, including the remaining Option exercise term, except that (i) the exercise price of the shares of Common Stock subject to the Reload Option will be determined at the time the original Option is exercised, (ii) such Reload Option will conform to all provisions of the Plan at the time the original Option is exercised, and (iii) a Reload Option issued on the exercise of an Incentive Stock Option may be an Incentive Stock Option or a Non-statutory Stock Option, subject to the application of the limitation set forth in Code Section 422(d). Once a Reload Option is issued on the exercise of an Option, no further reload will be permitted on the exercise of such Reload Option.

        (c)     RESTRICTED STOCK AWARDS.

                The Committee may make grants of Restricted Stock Awards, which shall consist of the grant of some number of shares of Common Stock to an individual upon such terms and conditions as it may determine, to the extent such terms and conditions are consistent with the following provisions:

                (i) GRANTS OF STOCK. Restricted Stock Awards may only be granted in whole shares of Common Stock.

                (ii) NON-TRANSFERABILITY. Except to the extent permitted by the Code, the rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules:

                        (1) The recipient of a Restricted Stock Award grant shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the grant until full vesting of such shares has occurred. For purposes of this section, the separation of beneficial ownership and legal title through the use of any "swap" transaction is deemed to be a prohibited encumbrance.

                        (2) Unless otherwise determined by the Committee, and except in the event of the Participant's death or pursuant to a qualified domestic relations order, a Restricted Stock Award grant is not transferable and may be earned only by the individual to whom it is granted during his or her lifetime. Upon the death of a Participant, a Restricted Stock Award is transferable by will or the laws of descent and distribution. The designation of a beneficiary shall not constitute a transfer.

                        (3) If the recipient of a Restricted Stock Award is subject to the provisions of Section 16 of the Exchange Act, shares of Common Stock subject to the grant may not, without the written consent of the Committee (which consent may be given in the Award Agreement), be sold or otherwise disposed of within six (6) months following the date of grant.

                (iii) ISSUANCE OF CERTIFICATES. The Company shall cause to be issued a stock certificate evidencing such shares, registered in the name of the Participant to whom the Restricted Stock Award was granted; provided, however, that the Company may not cause a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares. Each stock certificate shall bear the following legend:

                             "The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the OC Financial, Inc. 2006 Stock-Based Incentive Plan and the related Award Agreement entered into between the registered owner of such shares and OC Financial, Inc. or its Affiliates. A copy of the Plan and Award Agreement is on file in the office of the Corporate Secretary of OC Financial, Inc.

                        This legend shall not be removed until the individual becomes vested in such shares pursuant to the terms of the Plan and Award Agreement. Each certificate issued pursuant to this Section 6(c) shall be held by the Company or its Affiliates, unless the Committee determines otherwise.

                (iv) TREATMENT OF DIVIDENDS. Participants are entitled to all dividends and other distributions declared and paid on all shares of Common Stock subject to a

                        Restricted Stock Award, from and after the date such shares are awarded or from and after such later date as may be specified by the Committee in the Award Agreement, and the Participant shall not be required to return any such dividends or other distributions to the Company in the event of forfeiture of the Restricted Stock Award.

                (v) VOTING OF RESTRICTED STOCK AWARDS. Participants who are granted Restricted Stock Awards may vote all unvested shares of Common Stock subject to their Restricted Stock Awards.

7.      PAYMENTS; CONSIDERATION FOR AWARDS.

        7.1 PAYMENTS. Payment for Awards may be made in the form of cash, Common Stock, or combinations thereof as the Committee shall determine, and with such restrictions as it may impose.

        7.2 CONSIDERATION FOR AWARDS. The Exercise Price for any Award granted under this Plan or the Common Stock to be delivered pursuant to an Award, as applicable, may be paid by means of any lawful consideration as determined by the Committee, including, without limitation, one or a combination of the following methods:

                (i) cash, check payable to the order of the Company, or electronic funds transfer;

                (ii)    the delivery of previously owned shares of Common Stock;

                (iii) reduction in the number of shares otherwise deliverable pursuant to the Award; or

                (iv) subject to such procedures as the Committee may adopt, pursuant to a "cashless exercise" with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of Awards.

        In no event shall any shares newly issued by the Company be issued for less than the minimum lawful consideration for such shares or for consideration other than consideration permitted by applicable state law. In the event that the Committee allows a Participant to exercise an Award by delivering shares of Common Stock previously owned by such Participant and unless otherwise expressly provided by the Committee, any shares delivered which were initially acquired by the Participant from the Company (upon exercise of a stock option or otherwise) must have been owned by the Participant at least six months as of the date of delivery. Shares of Common Stock used to satisfy the Exercise Price of an Option shall be valued at their Fair Market Value on the date of exercise. The Company will not be obligated to deliver any shares unless and until it receives full payment of the Exercise Price and any related withholding obligations under
Section 10.5, or until any other conditions applicable to exercise or purchase have been satisfied. Unless expressly provided otherwise in the applicable Award Agreement, the Committee may at any time eliminate or limit a Participant's ability to pay the purchase or Exercise Price of any Award or shares by any method other than cash payment to the Company.

8.      EFFECT OF TERMINATION OF SERVICE ON AWARDS.

        8.1 GENERAL. The Committee shall establish the effect of a termination of employment or service on the continuation of rights and benefits available under an Award or this Plan and, in so doing, may make distinctions based upon, among other things, the cause of termination and type of Award. Unless the Committee shall specifically state otherwise at the time an Award is granted, all Awards to an

Employee or Outside Director shall vest immediately upon such individual's death, Disability or Retirement.

        8.2 EVENTS NOT DEEMED TERMINATIONS OF EMPLOYMENT OR SERVICE. Unless Company or Bank policy or the Committee provides otherwise, the employment relationship shall not be considered terminated in the case of (a) sick leave,
(b) military leave, or (c) any other leave of absence authorized by the Company, the Bank or the Committee; provided that, unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 90 days. In the case of any Employee on an approved leave of absence, continued vesting of the Award while on leave may be suspended until the Employee returns to service, unless the Committee otherwise provides or applicable law otherwise requires. In no event shall an Award be exercised after the expiration of the term set forth in the Award Agreement.

        8.3 EFFECT OF CHANGE OF AFFILIATE STATUS. For purposes of this Plan and any Award, if an entity ceases to be an Affiliate of the Company, a termination of employment or service shall be deemed to have occurred with respect to each individual who does not continue as an Employee or Outside Director with another entity within the Company after giving effect to the Affiliate's change in status.

9.      ADJUSTMENTS; ACCELERATION UPON A CHANGE IN CONTROL.

        9.1 ADJUSTMENTS. Upon, or in contemplation of, any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split ("stock split"); any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution with respect to the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Company, or any similar, unusual or extraordinary corporate transaction affecting the Common Stock; or a sale of all or substantially all the business or assets of the Company in its entirety; then the Committee, in its sole discretion, shall, in such manner, to such extent (if any) and at such times as it deems appropriate and equitable under the circumstances:

        (a) proportionately adjust any or all of: (1) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of Awards (including the specific Share Limits, maximums and numbers of shares set forth elsewhere in this Plan); (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Awards; (3) the grant, purchase, or Exercise Price of any or all outstanding Awards; (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding Awards; or (5) the performance standards applicable to any outstanding Awards; or

        (b) make provision for a cash payment or for the assumption, substitution or exchange of any or all outstanding Awards, based upon the distribution or consideration payable to holders of the Common Stock.

        9.2 The Committee may adopt such valuation methodologies for outstanding Awards as it deems reasonable in the event of a cash or property settlement and, in the case of Options, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the Exercise Price or base price of the Award. With respect to any Award of an Incentive Stock Option, the Committee may not make an adjustment that causes the Option to cease to qualify as an Incentive Stock Option without the consent of the affected Participant.

        9.3 Upon any of the events set forth in Section 9.1, the Committee may take such action prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the Awards in the same manner as is or will be available to stockholders of the Company generally. In the case of any stock split or reverse stock split, if no action is taken by the Committee, the proportionate adjustments contemplated by Section 9.1 above shall nevertheless be made.

        9.4 AUTOMATIC ACCELERATION OF AWARDS. Upon a Change in Control of the Company, each Option then outstanding shall become fully vested and all Restricted Stock Awards then outstanding shall fully vest free of restrictions.

10.     MISCELLANEOUS PROVISIONS.

        10.1 COMPLIANCE WITH LAWS. This Plan, the granting and vesting of Awards under this Plan, the offer, issuance and delivery of shares of Common Stock, the acceptance of promissory notes and/or the payment of money under this Plan or under Awards are subject to all applicable federal and state laws, rules and regulations (including, but not limited to, state and federal securities laws) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of securities law counsel for the Company, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Company, provide such assurances and representations to the Company as may be deemed necessary or desirable to assure compliance with all applicable legal and accounting requirements.

        10.2 CLAIMS. No person shall have any claim or rights to an Award (or additional Awards, as the case may be) under this Plan, subject to any express contractual rights to the contrary (set forth in a document other than this Plan).

        10.3 NO EMPLOYMENT/SERVICE CONTRACT. Nothing contained in this Plan (or in any other documents under this Plan or in any Award Agreement) shall confer upon any Participant any right to continue in the employ or other service of the Bank or the Company, constitute any contract or agreement of employment or other service or affect an Employee's status as an employee-at-will, nor interfere in any way with the right of the Bank or the Company to change a Participant's compensation or other benefits, or terminate his or her employment or other service, with or without cause. Nothing in this Section 10.3, however, is intended to adversely affect any express independent right of such Participant under a separate employment or service contract other than an Award Agreement.

        10.4 PLAN NOT FUNDED. Awards payable under this Plan shall be payable in shares of Common Stock or from the general assets of the Company. No Participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly provided otherwise) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, beneficiary or other person. To the extent that a Participant, beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

        10.5 TAX WITHHOLDING. Upon any exercise, vesting, or payment of any Award, or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company shall have the right, at its option, to:

                (i) require the Participant (or the Participant's personal representative or beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Company may be required to withhold with respect to such Award or payment; or

                (ii) deduct from any amount otherwise payable in cash to the Participant (or the Participant's personal representative or beneficiary, as the case may be) the minimum amount of any taxes which the Company may be required to withhold with respect to such cash payment.

        In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Committee may, in its sole discretion (subject to Section 10.1) grant (either at the time of the Award or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Company reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their Fair Market Value or at the sales price, in accordance with authorized procedures for cashless exercises, necessary to satisfy the minimum applicable withholding obligation on exercise, vesting or payment. In no event shall the shares withheld exceed the minimum whole number of shares required for tax withholding under applicable law. The Company may, with the Committee's approval, accept one or more promissory notes from any Participant in connection with taxes required to be withheld upon the exercise, vesting or payment of any Award under this Plan; provided, however, that any such note shall be subject to terms and conditions established by the Committee and the requirements of applicable law.

        10.6 EFFECTIVE DATE, TERMINATION AND SUSPENSION, AMENDMENTS. This Plan is effective upon receipt of shareholder approval. Unless earlier terminated by the Board, this Plan shall terminate at the close of business on the day before the tenth anniversary of the effective date. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional Awards may be granted under this Plan, but previously granted Awards (and the authority of the Committee with respect thereto, including the authority to amend such Awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

                (i) TERMINATION; AMENDMENT. Subject to applicable laws and regulations, the Board of Directors may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part; provided, however, that no amendment may have the effect of repricing Options. No Awards may be granted during any period that the Board of Directors suspends this Plan.

                (ii) STOCKHOLDER APPROVAL. Any amendment to this Plan shall be subject to stockholder approval to the extent then required by applicable law or any applicable listing agency or required under Sections 162, 422 or 424 of the Code to preserve the intended tax consequences of this Plan, or deemed necessary or advisable by the Board.

                (iii) LIMITATIONS ON AMENDMENTS TO PLAN AND AWARDS. No amendment, suspension or termination of this Plan or change affecting any outstanding Award shall, without the written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Company under any Award granted under this Plan prior to the effective date of such change. Changes, settlements and other actions contemplated by Section

                        9.1 shall not be deemed to constitute changes or amendments for purposes of this Section 10.6.

                (iv) NO CASH SETTLEMENT OF AWARDS OUTSIDE OF COMPANY DISCRETION. Notwithstanding anything in this Plan to the contrary, no provision of this Plan shall operate to require the cash settlement of a Stock Option or Reload Option under any circumstances not within the sole discretion of the Company.

        10.7 GOVERNING LAW; COMPLIANCE WITH REGULATIONS; CONSTRUCTION; SEVERABILITY.

                (i) GOVERNING LAW. This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with, the laws of the State of Ohio, except to the extent that federal law shall apply.

                (ii) SEVERABILITY. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

                (iii) PLAN CONSTRUCTION; RULE 16B-3. It is the intent of the Company that the Awards and transactions permitted by Awards be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the Award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Company shall have no liability to any Participant for Section 16 consequences of Awards or events affecting Awards if an Award or event does not so qualify.

        10.8 CAPTIONS. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

        10.9 NON-EXCLUSIVITY OF PLAN. Nothing in this Plan shall limit or be deemed to limit the authority of the Board of Directors or the Committee to grant Awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

                                 REVOCABLE PROXY

                               OC FINANCIAL, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 19, 2006

        The undersigned hereby appoints the official proxy committee consisting of the Board of Directors with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the office of Ohio Central Savings, located at 6033 Perimeter Drive in Dublin, Ohio, on April 19, 2006, at 10:00 a.m., Ohio Time. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

                                                                                 VOTE
                                                                  FOR           WITHHELD
                                                                  ---           --------
                                                              (EXCEPT AS
                                                             MARKED TO THE
                                                               CONTRARY
                                                                 BELOW)

1.      The election as directors of all nominees
        listed below, each to serve for a three-year              [  ]            [  ]
        term

                   Michael B. Bowman
                   Nils C. Muladore

INSTRUCTION: To withhold your vote for one or more nominees, write the name of the nominee(s) on the line(s) below.

        _____________________________

        _____________________________

                                                              FOR          AGAINST        ABSTAIN
                                                              ---          -------        -------
2.      The approval of 2006 OC Financial, Inc.               [  ]           [  ]           [  ]
        Stock-Based Incentive Plan.

                                                              FOR          AGAINST        ABSTAIN
                                                              ---          -------        -------
3.      The ratification of Beard Miller Company
        LLP as the Company's independent registered           [  ]           [  ]           [  ]
        public accounting firm for the fiscal year
        ending September 30, 2006.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.
--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a proxy statement dated March 10, 2006, and audited financial statements.

Dated: _______________________                 [  ]  Check Box if You Plan
                                                     to Attend Annual Meeting


-------------------------------                -------------------------------
PRINT NAME OF STOCKHOLDER                      PRINT NAME OF STOCKHOLDER


-------------------------------                -------------------------------
SIGNATURE OF STOCKHOLDER                       SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.


--------------------------------------------------------------------------------

           PLEASE COMPLETE AND DATE THIS PROXY AND RETURN IT PROMPTLY
                    IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

--------------------------------------------------------------------------------